EXHIBIT 10.4

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           SCORES HOLDING COMPANY INC.

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECTION 4(2) OF AND RULE 505 AND 506 OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

     FOR VALUE RECEIVED, Scores Holding Company Inc., a Utah corporation (the "Company"), grants the following rights to Scores Entertainment, Inc. with its offices at 150 E. 58th Street, New York, NY 10022 and its assigns (the "Holder"):

                             ARTICLE 1. DEFINITIONS.

     Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Intellectual Property Assignment Agreement by and between the Company and the Holder and entered into as of July 1, 2002 (the "Assignment Agreement"). As used in this Agreement, the following terms shall have the following meanings:

     "Corporate Office" shall mean the office of the Company (or its successor) at which at any particular time its principal business shall be administered.

     "Exercise Date" shall mean any date on which the Holder gives the Company a Notice of Exercise in compliance with the terms of this Agreement.

     "Exercise Price" shall mean the Fixed Price per share of Common Stock, subject to adjustment as provided herein.

     "Expiration Date" shall mean 5:00 p.m. (New York time) on June 30, 2007.

     "Fixed Price" shall mean US $3.50.

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     "Per Share Market Value" of the Common Stock means on any  particular  date
(a) the last sale price of shares of Common Stock on such date or, if no such sale takes place on such date, the last sale price on the most recent prior date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, the closing bid price per share as reported by Nasdaq, or
(c) if the Common Stock is not then listed or admitted to trading on the Nasdaq, the closing bid price per share of the Common Stock on such date as reported on the OTCBB or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (d) if the Common Stock is not quoted on the OTCBB, the closing bid price for a share of Common Stock on such date in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices).

     "SEC" shall mean the United States Securities and Exchange Commission.

     "Warrant Shares" shall mean the shares of the Common Stock issuable upon exercise of this Warrant.

                       ARTICLE 2. EXERCISE AND AGREEMENTS.

2.1 Exercise of Warrant. This Warrant shall entitle the Holder to purchase, at the Exercise Price, three hundred fifty thousand (350,000) shares of Common Stock. This Warrant shall be exercisable at any time and from time to time from the Closing Date to the Expiration Date (the "Exercise Period"). This Warrant and the right to purchase Warrant Shares hereunder shall expire and become void on the Expiration Date.

2.2 Manner of Exercise. The Holder may exercise this Warrant at any time and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 10,000 Warrant Shares, except upon an exercise of this Warrant with respect to the remaining balance of Warrant Shares purchasable hereunder at the time of exercise), by delivering to the Company (i) a duly executed Notice of Exercise in substantially the form attached as Appendix I hereto, (ii) the certificate representing the Warrants, (iii) a bank cashier's or certified check for the aggregate Exercise Price of the Warrant Shares being purchased, and (iv) a bank cashier's or certified check or wire transfer of $350 to the Company's attorneys in payment of expenses incurred in connection with the exercise of this Warrant (the "Expense Payment").

2.3 Termination. All rights of the Holder in this Warrant, to the extent they have not been exercised, shall terminate on the Expiration Date.

2.4 No Rights Prior to Exercise. This Warrant shall not entitle the Holder to any voting or other rights as a stockholder of the Company.

2.5 Fractional Shares. No fractional shares shall be issuable upon exercise of this Warrant, and the number of Warrant Shares to be issued shall be

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     rounded up to the nearest whole number.  If, upon exercise of this Warrant, the Holder hereof would be entitled to receive any fractional share, the Company shall issue to the Holder one additional share of Common Stock in lieu of such fractional share.

2.6  Adjustments to Exercise Price and Number of Securities.

     (a) Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

     (b) Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 2.6, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest whole number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     (c) Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property (except in the event the property is cash, then the Holder shall have the right to exercise the Warrant and receive cash in the same manner as other stockholders) receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 2.6. The foregoing provisions of this paragraph (e) shall similarly apply to successive consolidations or mergers.

     (d) No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made upon the exercise of any convertible securities, options, rights, or warrants outstanding as of the date of this Agreement.

     (e) Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to

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          receive,  upon the  exercise  of such  Warrants,  the  same  property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make
          appropriate   reserves  to  ensure  the  timely   performance  of  the
          provisions of this subsection 2.6 (g). Nothing contained herein shall provide for the receipt or accrual by a Holder of cash dividends prior to the exercise by such Holder of the Warrants.

                     ARTICLE 3. REPRESENTATIONS, WARRANTIES
                          AND COVENANTS OF THE COMPANY

3.1 Representations and Warranties. In addition to the representations and warranties contained in Article 3.1 of the Assignment Agreement, the Company hereby represents and warrants to the Holder as follows:

     (a) All shares which may be issued upon the exercise of the purchase right represented by this Warrant shall, upon issuance, (i) be duly authorized, validly issued, fully-paid and non-assessable, (iii) free and clear of all liens, claims and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws, and (iii) not be subject to any pre-emptive rights.

     (b) The Company is a corporation duly organized and validly existing under the laws of the State of Utah, and has the full power and authority to issue this Warrant and to comply with the terms hereof. The execution, delivery and performance by the Company of its obligations under this Warrant, including, without limitation, the issuance of the Warrant Shares upon any exercise of the Warrant, have been duly authorized by all necessary corporate action. This Warrant has been duly executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting enforceability of creditors' rights generally and (ii) as the availability of the remedy of specific enforcement, injunctive relief or other equitable relief may be subject to the discretion of any court before which any proceeding therefor may be brought.

     (c) The Company is not subject to or bound by any provision of any certificate or articles of incorporation or by-laws, mortgage, deed of trust, lease, note, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction or any applicable provision of any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator which could prevent or be violated by or under which there would be a default (or right of termination) as a result of the execution, delivery and performance by the Company of this Warrant.

     (d)  The Company is subject to the reporting  requirements of Section 13 or
          Section 15(d) of the Exchange Act and is current in the filing of all reports required to be filed thereunder. The Company is eligible to issue the Warrants and the Warrant Shares pursuant to section 4(2) of and Rules 505 and 506 of Regulation D promulgated under the Securities Act.

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                            ARTICLE 4. MISCELLANEOUS


4.1 Transfer. This Warrant may not be offered, sold, transferred, pledged, assigned, hypothecated or otherwise disposed of, in whole or in part, at any time, except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter and a legal opinion reasonably satisfactory to the Company); provided further, that this Warrant may not be transferred or assigned such that either the Holder or any transferee will, following such transfer or assignment, hold a Warrant for the right to purchase less than 10,000 Warrant Shares.

4.2 Transfer Procedure. Subject to the provisions of Section 4.1, the Holder may transfer or assign this Warrant by giving the Company notice setting forth the name, address and taxpayer identification number of the transferee or assignee, if applicable (the "Transferee"), and surrendering this Warrant to the Company for reissuance to the Transferee and, in the event of a transfer or assignment of this Warrant in part, the Holder. (Each of the persons or entities in whose name any such new Warrant shall be issued are herein referred to as a "Holder").

4.3 Loss, Theft, Destruction or Mutilation. If this Warrant shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or, in lieu of and in substitution for such Warrant so destroyed, lost or stolen, upon the Holder filing with the Company an affidavit that such Warrant has been so mutilated, defaced, destroyed, lost or stolen. However, the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand reasonably acceptable indemnity to it and payment of the expenses and charges incurred in connection with the delivery of such new Warrant. Any Warrant so surrendered to the Company shall be canceled.

4.4 Notices. All notices and other communications from the Company to the Holder or vice versa shall be deemed delivered and effective when given personally, by facsimile transmission with confirmation sheet at such address and/or facsimile number as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

4.5 Waiver. This Warrant and any term hereof may be changed, waived, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

4.6 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law. Any action to enforce the terms of this Warrant shall be exclusively heard in the county, state and federal Courts of New York and Country of the United States of America.

4.7 Signature. In the event that any signature on this Warrant is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is

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     executed)  the same,  with the same force and  effect as if such  facsimile signature page were an original thereof.

4.8 Legal Fees. In the event any Person commences a legal action or proceeding to enforce its rights under this Warrant, the non-prevailing party to such action or proceeding shall pay all reasonable costs and expenses (including reasonable attorney's fees) incurred in enforcing such rights.


Dated:   July 1, 2002


SCORES HOLDING COMPANY INC.


By:  /s/Richard Goldring
     -------------------------------------------
     Name:  Richard Goldring
     Title:    President





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                                   APPENDIX I

                               NOTICE OF EXERCISE

1. The undersigned hereby elects (please check the appropriate box and fill in the blank spaces):

                  [ ] to purchase ______ shares of Common Stock, par value $.001 per share, of Scores Holding Company Inc. at $0.01 per share for a total of $______ and pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate Exercise Price of such Warrant Shares in full; or

                  [ ] to purchase _______ shares of Common Stock, par value $.001 per share, of Scores Holding Company Inc. pursuant to the cashless exercise provision under
                           Section 2.2 (b) of the attached Warrant, and tenders herewith the number of Warrant Shares to purchase such Warrant Shares based on the average closing bid price of the Common Stock for the (10) ten Trading Days prior to the date hereof of $____ per share.

2. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:


Dated:                                      By:  _______________________________
        ----------------------------

                                            Name: _____________________________

                                            Title:   ___________________________



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